                       OPPENHEIMER HIGH YIELD FUND
                Supplement dated February 5, 2003 to the
                    Prospectus dated August 23, 2002

The  Prospectus  is changed by replacing the  paragraph  captioned  "Portfolio
Managers" on page 15 with the following paragraph:

      Portfolio  Managers.  The  portfolio  managers of the Fund are Arthur P.
Steinmetz  and  Dimitrios  Kourkoulakos.  They  are  the  persons  principally responsible  for  the  day-to-day  management  of  the  Fund.  Both  are  Vice
Presidents  of the Fund and Mr.  Steinmetz is a Senior Vice  President and Mr.
Kourkoulakos  is a Vice President of the Manager.  They also serve as officers and portfolio managers of other Oppenheimer funds.

February 5, 2003                                                    PS0280.034

                       OPPENHEIMER HIGH YIELD FUND
                Supplement dated February 5, 2003 to the
        Statement of Additional Information dated August 23, 2002

The Statement of Additional Information is changed as follows:

1.    The biographical  information for Messrs. Negri and Reedy on page 37 are deleted and replaced with the following:

      Arthur P. Steinmetz, Vice President and Portfolio Manager since
      February 5, 2003; Senior Vice President of the Manager (since March
      1993) and of HarbourView Asset Management Corporation (since March
      2000); an officer of 9 portfolios in the OppenheimerFunds complex.

2.    The section captioned "Additional Information About the Fund - The
Custodian"
      on page 79 is revised by replacing the first sentence of the paragraph with the
      following: "JP Morgan Chase Bank is the custodian of the Fund's assets.

3.    The Custodian Bank name and address on the back cover of the SAI is replaced
      with the following:

            Custodian Bank
            JPMorgan Chase Bank
            4 Chase Metro Tech Center
            Brooklyn, NY 11245

February 5, 2003                                                    PX0280.011